MabVax therapeutics

Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

Virtual Investor Conference
May 3, 2018

Forward Looking Statements

MabVax Therapeutics Holdings, Inc. (the "Company") files annual, quarterly and other reports with the Securities and Exchange Commission (the "SEC") including its Annual Report on Form 10-K for the year ended December 31, 2017 (the "Form 10-K") which was filed on April 2, 2018. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. For a more complete discussion of the risk factors affecting our business, please refer to the Form 10-K. This presentation includes statements that are, or may be deemed, ''forward-looking statements.'' In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "targets," "expects," "plans," "projects," "intends," "predicts," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, clinical trials, corporate partnership opportunities and potential financing transactions. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated or at all. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation.

Unique Human Antibody Discovery and Development Platform Resulting in Clinical Pipeline

Corporate

- Clinical stage biotech focused on discovery and early development of therapeutic and diagnostic antibody based products
- Products intended to treat particularly difficult cancers
- Experienced senior team and resources for execution of entire development effort through Phase 2
- CAR-T research agreement with MSKCC utilizing antibody binding domains

Platform

- Human antibody discovery platform has yielded multiple antibody development opportunities
- Highly tumor specific antibodies rescued from the immune response of vaccinated cancer patients
- Focus on a particular type of cancer target - abnormal carbohydrate targets upregulated on solid tumor cancers
- Antibodies we develop are ideal targeting vehicles for antibody based therapeutics and diagnostics

Pipeline

- Synergistic product development strategy
- Lead 5B1 antibody clinical development program has enrolled 56 patients in three Phase 1 clinical trials
  - MVT-5873 Therapeutic antibody
  - MVT-2163 PET diagnostic
  - MVT-1075 RIT
- Follow-on HuMab anti-Tn antibody targets breast and ovarian cancer

DISCOVERY PLATFORM

Human Antibody (HuMab) Discovery Platform

Proprietary Approach to the Discovery and Development of Novel Fully Human Antibodies for Therapeutic and Diagnostic Agents

Focused Discovery



Vaccinated Cancer Patients

Screening



Identify Optimal Antibody from Multiple Responders

Optimized Therapy



Fully human antibody minimizes immunogenicity. Binding sequence reflects the patient's immune system response to the target antigen

Pipeline

Program	Discovery	Lead Op	Pre-IND	Phase 1	Phase 2
HuMab-5B1 for Pancreatic Cancer and CA19-9 malignancies including Lung and GI Cancers					
Therapeutic (MVT-5873): + Chemo	First Line Pancreatic Cancer Therapeutic				
Therapeutic (MVT-5873): Monotherapy	Dose Finding to Support RIT and PET				
Radioimmunotherapy (RIT) (MVT-1075)	Metastatic Pancreatic and Lung Cancer Therapeutic				
ImmunoPET Imaging (MVT-2163)	Diagnostic for Pre-surgical Assessment				
Tn for Breast and Ovarian Cancer					
HuMab-Tn	Ovarian and Triple Negative Breast Cancer				
CAR-T Programs - Utilize MabVax's Binding Domains					
CAR-T-Sialyl Lewis^a	Pancreatic and GI				
CAR-T-GD2	Neuro/ Endocrine				

HuMab-5B1
PRECLINICAL DEVELOPMENT PROGRAM

Scientific Rationale and Development Strategy

The 5B1 Target is Valuable Because it is Widely and Preferentially Expressed in Cancer

- The HuMab-5B1 target, is expressed in over 90% of pancreatic and a large percentage of GI and lung cancers
- Not expressed in normal tissues
- Plays key role in tumor proliferation and metastasis
- Target is also the epitope on an important serum tumor marker called CA19-9
- CA19-9 is validated diagnostic test and considered a valuable adjunct in the diagnosis and monitoring of treatment of pancreatic cancer

- Target is densely expressed in millions of copy numbers on many target tumors



A
B
C
D
E
F

A. Pancreatic; B. Colon; C. Lung; D. Bladder; E. Ovarian; F. Breast

CA19-9 detection in patients [1]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

1: Passerini, R. *et al*, *J Clin Pathol* 2012:138 (2): 281-7

- HuMab-5B1 antibody is internalized into cancer cells and accumulates into target cancer cells
- HuMab-5B1 is specific only to the sLe^a target
- Confirmed by the third party academic Consortium for Functional Glycomics glycan array
- 100,000 patients with metastatic disease and poor prognosis could be eligible for treatment

[1]Consortium for Functional Glycomics



Integrated & Efficient Development Strategy

Antibody-Based Therapeutic Agent to Treat Very Difficult to Treat Cancers Such as Pancreatic, Small Cell Lung, Gastric and Colon

Completed Phase 1a
Established Safety, PK and Responder Subset



Therapeutic Antibody
(MVT-5873)

Completed Phase 1a
Established safety, specificity, accumulation on tumor, and dose strategy for RIT



Immuno-PET Imaging
(MVT-2163)

Potent antibody directed radioimmunotherapy conjugate in Phase 1, producing localized tumor cell killing



Radioimmunotherapy
(MVT-1075)

HuMab-5B1 PHASE 1 PROGRAMS

MVT-5873 Therapeutic Antibody Establishes Safety and MTD

Single Agent Monotherapy Phase 1a Trial Data Demonstrates Anti-Cancer Effect

- Study conducted in stage 3 and 4 PDAC patients who have failed all other therapies and have progressive disease
- Maximum Tolerated Dose (MTD) established
- Identified subset (n=13 or 41%) with ≥50% reduction in CA19-9 biomarker levels after treatment that remained on treatment 5.9 mo on average (vs 1.6 mo, for those ≤50% reduction)
- Persistent response (SD) group (≥ 6 cycles) (n=5 or 16%) remained on treatment 9.5 mo, on average
- What we learned from this trial allowed us to move forward with a combination with first line chemotherapy trial



300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Cycles of therapy administered
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
Tumor Type
Pancreatic
Other CA19-9+
RECIST #6
RECIST #5
RECIST #4
RECIST #3
RECIST #2
RECIST #1
Dose cohort
Key
Complete response
On tx
DLT/dose adjust
DLT/off tx
PD
Other/off tx

MVT-5873 Demonstrates Marked Efficacy in Combination with First Line Chemotherapy in PDAC

- Combination with Gem/nab in first line treatment of näive PDAC patients
- Dosing at 0.125 mg/kg weekly is generally well tolerated
- Promising response data: 5 of 6 patients achieving Partial Response and one Stable disease
- Reduction in CA19-9 biomarker corroborates positive response to treatment
- New cohort expansion initiated with up to 10 additional patients to assess safety and response data
- Full data report upcoming mid-year 2018

All Patients Experience Measurable Meaningful Reduction in Tumor Size by RECIST



20%
0%
-20%
-40%
-60%
-80%
-100%
% Change in Target Lesions
-30% (PR)

Adding MVT-5873 To Standard of Care Improves Outcomes - Full Data Readout Mid-Year

Best Response	SOC (Gem+Nab)[1]	SOC + MVT-5873
Complete Response	Less than 1%	0%
Partial Response	23%	83%
Stable Disease	27%	17%
Progressive Disease	20%	0%
Could not be evaluated	30%	0%
Disease Control Rate (CR+PR+SD)	50%	100%

- Early results from small number (n=6) of patients is encouraging in very difficult disease
- Similar results from expansion cohort of subjects will attract potential partners

1. N ENG J MED 369;18 October 31, 3013

HuMab-5B1 IMAGING PHASE 1 PROGRAM

MVT-2163 PET Imaging Agent Establishes Safety and Targeting Mechanism

HuMab-5B1 PET Agent Specifically Targets CA19-9 Positive Tumors – Can Significantly Aid Diagnosis and Surgery Assessment

Focal radiotracer uptake above background was observed in primary tumors and metastases from day 2 and continuously increased through day 7





40
30
20
10
0
Average SUV Max
day 1
day2
day 3
day 7
Time Post Injection

- Day 7 tumor SUV_{max} were as high as 101 g/mL
  - FDG PET SUV_{max} values ~10 g/mL
- High focal uptake was frequently seen in chest/abdominal/pelvic nodes.
- In several instances, CT did not indicate any corresponding abnormality

"This is amongst the highest lesion uptake we have ever seen for a radio labeled antibody"- MSKCC Investigator

*Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

HuMab-5B1 RIT
PHASE 1 PROGRAM

MVT-1075 Radioimmunotherapy (RIT)

RIT (MVT-1075) Phase 1a Clinical Trial

One Cycle of Treatment

Day 1
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 15
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 57
- Tumor Imaging and RECIST 1.1 Assessment

Safety monitoring visits throughout and dosimetry completed day 8

First-In-Human Phase 1

- First cohort enrolled and treated.
- Nonrandomized, open-label, dose-escalation (3+3 design) cohort expansion study of MVT-5873 / MVT-1075 in patients
- Previously treated CA19-9+ PDAC or other CA19-9+ malignancies

Objectives

- Determine the MTD and safety profile of MVT-5873 / MVT-1075
- Determine the dosimetry and PK of MVT-1075
- Evaluate tumor response rate (RECIST 1.1) and duration of response
- Evaluate relationships between circulating CA19-9 levels and tumor response

MVT-1075 Clinical Summary

^{177}Lu-DTPA-HuMab-5B1: SPECT/CT



- First cohort demonstrated dosimetry and organ exposure as expected
- Accumulation of radiolabeled antibody seen on tumor
- Good correlation with diagnostic CT
- Manageable hematologic toxicities
- Accrual is ongoing and dose escalation planned
- Announcement of cohort results in first quarter of 2018
- Enrolled first patient in second cohort with escalated dose

Anti-Tn PRECLINICAL ANTIBODY PROGRAM

Discovery, Engineering, Testing

Anti-Tn Antibody Program is Already Subject of Partnering Discussions

- Fully human lead anti-Tn antibody identified and optimized
  - Binds specifically to target Tn
  - In-house engineering effort improved affinity >25X
  - Does not bind closely related antigens, retains high specificity of parent
  - Internalizes efficiently, may be suitable as targeting agent
- Lead antibody used to further validate Tn target
  - Binds to high percentage of colon, ovarian, and breast tumor tissue, including breast tumors that are negative for estrogen, progesterone and HER2 receptors (triple negative breast cancer)

Lung, ovarian, breast, and colon tumor microarrays stained with lead anti-Tn antibody

Tumor	Positive/ total cores	% 2F3G3 positive
Lung (SCLC)	3/80	4%
Ovarian	35/75	47%
Breast	107/142	75%
TNBC	24/27	89%
Colon (malignant)	6/20	30%
Colon (metastatic)	10/20	50%

CORPORATE UPDATE

Two Complimentary Strategies to Build Shareholder Value

Corporate Partnering

- Current assets are subject of ongoing partnering discussions
- Public guidance is we expect to close one or more transactions this quarter
- Greenhill & Co. engaged as advisory bank to facilitate transactions

+

Clinical Success

- Lead 5B1 antibody in combination with first line therapy in pancreatic cancer
  - Positive initial results
  - Confirmative expansion trial underway
- Anti-Tn antibody subject of significant interest by large pharma

=

Milestones

- Data readout on MVT-5873 combo with chemo trial mid-year
- Patent applications filed to protect anti-Tn antibody program
- One or more partnering transactions by end of this quarter
- Result of potential capital raise and transactions expected to provide capital for balance of year

Financial Snapshot

NASDAQ	MBVX
Share Price*	$1.30
Market Cap*	$11.65M
50-Day Average Volume*	111K
Common Stock Outstanding	9.0M
Preferred Stock (Common Equivalents)	6.1M

- Share price, volume, market cap and shares outstanding are as of April 30, 2018

Management and Board of Directors

Management

J. David Hansen
President, CEO and Chairman

Gregory P. Hanson, CMA, MBA
Chief Financial Officer

Philip O. Livingston, M.D.
Chief Scientific Officer

Paul W. Maffuid, Ph.D.
EVP, Research and Development

Paul F. Resnick, M.D.
VP and Chief Business Officer

Wolfgang Scholz, Ph.D.
VP, Antibody Discovery

G. Jonah Rainey, Ph.D.
Executive Director, Antibody Research

Board of Directors

J. David Hansen
President, CEO and Chairman

Jeffrey F. Eisenberg
CEO Xenetic Biociences; Former CEO Noven Pharmaceuticals

Paul V. Maier
Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals

Thomas C. Varvaro
CFO of ChromaDex, Fast Heat, Leaf Bakery

Kenneth M. Cohen
Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics

MabVax therapeutics

Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

NASDAQ: MBVX

www.mabvax.com